Exhibit 99.(12)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment to Registration Statement No. 333-184973 on Form N-4 of our report dated February 28, 2023, relating to the financial statements and financial highlights of Separate Account A of Pacific Life Insurance Company comprised of Core Income Class I, Diversified Bond Class I, Floating Rate Income Class I, Floating Rate Income Class P, High Yield Bond Class I, Inflation Managed Class I, Intermediate Bond Class I, Managed Bond Class I, Short Duration Bond Class I, Emerging Markets Debt Class I, Dividend Growth Class I, Equity Index Class I, Focused Growth Class I, Growth Class I, Hedged Equity Class I, Hedged Equity Class P, Large-Cap Core Class I, Large-Cap Growth Class I, Large-Cap Value Class I, Mid-Cap Equity Class I, Mid-Cap Growth Class I, Mid-Cap Value Class I, Small-Cap Equity Class I, Small-Cap Growth Class I, Small-Cap Index Class I, Small-Cap Value Class I, Value Class I, Value Advantage Class I, Emerging Markets Class I, International Growth Class I, International Large-Cap Class I, International Small-Cap Class I, International Value Class I, Health Sciences Class I, Real Estate Class I, Technology Class I, ESG Diversified Class I, ESG Diversified Class P, ESG Diversified Growth Class I, ESG Diversified Growth Class P, PSF Avantis Balanced Allocation Class D, PSF Avantis Balanced Allocation Class P, Pacific Dynamix - Conservative Growth Class I, Pacific Dynamix - Conservative Growth Class P, Pacific Dynamix - Moderate Growth Class I, Pacific Dynamix - Moderate Growth Class P, Pacific Dynamix - Growth Class I, Pacific Dynamix - Growth Class P, Portfolio Optimization Conservative Class I, Portfolio Optimization Moderate-Conservative Class I, Portfolio Optimization Moderate Class I, Portfolio Optimization Growth Class I, Portfolio Optimization Aggressive-Growth Class I, Invesco Oppenheimer V.I. International Growth Series I, Invesco Oppenheimer V.I. International Growth Series II, Invesco V.I. American Value Series I, Invesco V.I. Balanced-Risk Allocation Series I, Invesco V.I. Balanced-Risk Allocation Series II, Invesco V.I. Discovery Mid Cap Growth Series I, Invesco V.I. Equity and Income Series II, Invesco V.I. EQV International Equity Series I, Invesco V.I. Global Real Estate Series II, Invesco V.I. Global Series II, Invesco V.I. Main Street Small Cap Fund Series I, Invesco V.I. Nasdaq 100 Buffer - September Series I, Invesco V.I. Nasdaq 100 Buffer - September Series II, Invesco V.I. Nasdaq 100 Buffer - December Series I, Invesco V.I. Nasdaq 100 Buffer - December Series II, Invesco V.I. Nasdaq 100 Buffer - March Series I, Invesco V.I. Nasdaq 100 Buffer - March Series II, Invesco V.I. Nasdaq 100 Buffer - June Series II, Invesco V.I. S&P 500 Buffer - September Series I, Invesco V.I. S&P 500 Buffer - September Series II, Invesco V.I. S&P 500 Buffer - December Series II, Invesco V.I. S&P 500 Buffer - March Series II, Invesco V.I. S&P 500 Buffer - June Series II, Invesco V.I. Technology Series I, American Century VP Mid Cap Value Class I, American Century VP Mid Cap Value Class II, American Funds IS American High-Income Trust Class 4, American Funds IS Asset Allocation Class 1, American Funds IS Asset Allocation Class 4, American Funds IS Capital Income Builder Class 1, American Funds IS Capital Income Builder Class 4, American Funds IS Capital World Bond Class 1, American Funds IS Capital World Bond Class 4, American Funds IS Capital World Growth and Income Class 1, American Funds IS Capital World Growth and Income Class 4, American Funds IS Global Balanced Class 4, American Funds IS Global Growth Class 1, American Funds IS Global Growth Class 4, American Funds IS Global Small Capitalization Class 4, American Funds IS Growth Class 1, American Funds IS Growth Class 4, American Funds IS Growth-Income Class 1, American Funds IS Growth-Income Class 4, American Funds IS International Class 1, American Funds IS International Class 4, American Funds IS International Growth and Income Class 1, American Funds IS International Growth and Income Class 4, American Funds IS Managed Risk Asset Allocation Class P1, American Funds IS Managed Risk Asset Allocation Class P2, American Funds IS New World Fund Class 1, American Funds IS New World Fund Class 4, American Funds IS The Bond Fund of America Class 1, American Funds IS The Bond Fund of America Class 4, American Funds IS U.S. Government Securities Class 1, American Funds IS U.S. Government Securities Class 4, American Funds IS Washington Mutual Investors Class 1, American Funds IS Washington Mutual Investors Class 4, BlackRock 60/40 Target Allocation ETF V.I. Class I, BlackRock Capital Appreciation V.I. Class III, BlackRock Equity Dividend V.I. Class I, BlackRock Global Allocation V.I. Class I , BlackRock Global Allocation V.I. Class III, BlackRock High Yield V.I. Class I, BlackRock S&P 500 Index V.I. Class I, BlackRock Small Cap Index V.I. Class I, BlackRock Total Return V.I. Class I, Delaware Ivy VIP Asset Strategy Class II , Delaware Ivy VIP Energy Class II, DFA VA Equity Allocation Institutional Class, DFA VA Global Bond Institutional Class, DFA VA Global Moderate Allocation Institutional Class, DFA VA International Small Institutional Class, DFA VA International Value Institutional Class, DFA VA Short-Term Fixed Institutional Class, DFA VA US Large Value Institutional Class, DFA VA US Targeted Value Institutional Class, Fidelity VIP Consumer Discretionary Initial Class, Fidelity VIP Contrafund Initial Class, Fidelity VIP Contrafund Service Class 2, Fidelity VIP Emerging Markets Initial Class, Fidelity VIP Energy Initial Class, Fidelity VIP Extended Market Index Initial Class, Fidelity VIP FundsManager 60% Investor Class, Fidelity VIP FundsManager 60% Service Class 2, Fidelity VIP Government Money Market Initial Class, Fidelity VIP Government Money Market Service Class, Fidelity VIP Growth Opportunities Initial Class, Fidelity VIP Index 500 Initial Class, Fidelity VIP Investment Grade Bond Initial Class, Fidelity VIP Strategic Income Service Class 2, Fidelity VIP Value Strategies Initial Class, First Trust Dorsey Wright Tactical Core Class I, First Trust Multi Income Allocation Class I, First Trust/Dow Jones Dividend & Income Allocation Class I, Franklin Allocation VIP Class 2, Franklin Allocation VIP Class 4, Franklin Income VIP Class 1, Franklin Income VIP Class 2, Franklin Mutual Global Discovery VIP Class 2, Franklin Mutual Shares VIP Class 1, Franklin Rising Dividends VIP Class 1, Franklin Rising Dividends VIP Class 2, Franklin Small Cap Value VIP Class 1, Franklin Small-Mid Cap Growth VIP Class 1, Franklin Strategic Income VIP Class 1, Templeton Foreign VIP Class 1, Templeton Global Bond VIP Class 1, Templeton Global Bond VIP Class 2, Goldman Sachs VIT Large Cap Value Institutional Shares, Goldman Sachs VIT Mid Cap Value Institutional Shares, Goldman Sachs VIT Strategic Growth Institutional Shares, Goldman Sachs VIT Trends Driven Allocation Institutional Shares, Janus Henderson Balanced Institutional Shares, Janus Henderson Balanced Service Shares, Janus Henderson Enterprise Institutional Shares, Janus Henderson Flexible Bond Service Shares, JPMorgan Insurance Trust Core Bond Class 1, JPMorgan Insurance Trust Global Allocation Class 2, JPMorgan Insurance Trust Income Builder Class 2, JPMorgan Insurance Trust Mid Cap Value Class 1, JPMorgan Insurance Trust U.S. Equity Class 1, ClearBridge Variable Aggressive Growth - Class II, Western Asset Core Plus VIT Class I, Lord Abbett Bond Debenture Class VC, Lord Abbett Total Return Class VC, MFS International Growth - Initial Class, MFS Massachusetts Investors Growth Stock - Service Class, MFS New Discovery Series - Initial Class, MFS Total Return Series - Service Class, MFS Utilities Series - Initial Class, MFS Utilities Series - Service Class, MFS Value Series - Initial Class, MFS Value Series - Service Class, Neuberger Berman U.S. Equity Index PutWrite Strategy Class S, TOPS Aggressive Growth ETF Class 1, TOPS Balanced ETF Class 1, TOPS Conservative ETF Class 1, TOPS Growth ETF Class 1, TOPS Managed Risk Growth ETF Class 1, TOPS Moderate Growth ETF Class 1, PIMCO All Asset - Advisor Class, PIMCO CommodityRealReturn Strategy - Advisor Class, PIMCO Emerging Markets Bond - Institutional Class, PIMCO Income - Advisor Class, PIMCO Long-Term U.S. Government - Institutional Class, PIMCO Low Duration - Institutional Class, PIMCO Total Return - Institutional Class, PSF International Growth Class II, PSF Mid-Cap Growth Class II, PSF PGIM Jennison Growth Class II, PSF PGIM Jennison Value Class II, Schwab S&P 500 Index, Schwab VIT Balanced, Schwab VIT Balanced with Growth, Schwab VIT Growth, State Street Total Return V.I.S. Class 3, T. Rowe Price Blue Chip Growth - I, T. Rowe Price Equity Income - I , T. Rowe Price Health Sciences - I, VanEck VIP Global Resources Class S, Vanguard VIF Balanced , Vanguard VIF Capital Growth, Vanguard VIF Conservative Allocation, Vanguard VIF Diversified Value, Vanguard VIF Equity Income, Vanguard VIF Equity Index, Vanguard VIF Global Bond Index, Vanguard VIF Growth, Vanguard VIF High Yield Bond, Vanguard VIF International, Vanguard VIF Mid-Cap Index, Vanguard VIF Moderate Allocation, Vanguard VIF Real Estate Index, Vanguard VIF Short-Term Investment-Grade, Vanguard VIF Total Bond Market Index, Vanguard VIF Total International Stock Market Index, Vanguard VIF Total Stock Market Index, appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the reference to us under the heading "Independent Registered Public Accounting Firm and Independent Auditors” in the Statement of Additional Information, which is part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California
April 20, 2023

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment to the Registration Statement No. 333-184972 on Form N-4 of our report dated April 03, 2023 related to the statutory-basis financial statements of Pacific Life & Annuity Company as of December 31, 2022 and 2021, and for each of the three years in the period ended December 31, 2022, appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the references to us under the heading "Independent Registered Public Accounting Firm and Independent Auditors" in the Statement of Additional Information, which is part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California

April 20, 2023